                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                             The Govett Funds, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                                JANUARY 12, 1996

Dear Shareholder:

    As you may know, Govett & Company Limited, the parent company of John Govett & Co. Limited ("John Govett" or the "Manager"), the investment adviser to each of the series (individually a "Fund", and together the "Funds") of The Govett Funds, Inc. (the "Company"), has recently sold John Govett and certain other affiliates of Govett & Company Limited to John Govett Holdings Limited, an affiliate of Allied Irish Banks plc ("AIB"), a multinational banking group based in Dublin, Ireland (the "Sale"). We believe that combining John Govett with the substantial resources and existing asset management operations of AIB will have the potential to offer shareholders even greater fund management resources.

    Enclosed are proxy materials which detail several proposals that will affect your Fund(s). While all the proposals deserve your attention, the first proposal relates directly to the Sale and seeks your approval of a new investment management contract between your Fund and the Manager as an affiliate of AIB. In addition, shareholders of the Govett Smaller Companies Fund will be asked to approve a new subadvisory contract between the Manager and Berkeley Capital Management (formerly named Govett Asset Management Company). As a result of the Sale, the Manager's continuing role as adviser to your Fund(s) will be conditional on this proposal being approved by shareholders.

    In the course of representing and protecting your interests, your Fund's independent directors have evaluated the Sale. An overview of their evaluation is included in the proxy statement. IT IS NOT ANTICIPATED THAT THE SALE WILL RESULT IN ANY SUBSTANTIVE CHANGE IN THE WAY YOUR FUND(S) ARE MANAGED, NOR WILL THE NEW MANAGEMENT CONTRACTS RESULT IN ANY INCREASE IN THE ADVISORY FEE RATE SCHEDULE CURRENTLY IN EFFECT. After careful consideration of the implications of the Sale and each of the specific proposals described in the proxy statement, the Board of Directors of the Company unanimously recommends that you vote FOR each proposal.

    Your vote is important, and we strongly urge you to vote promptly. You may cast your vote by marking the enclosed proxy card, signing it and returning it in the postage-paid envelope provided, or you may attend the shareholder meeting on Friday, February 23, 1996 at 10:00 a.m., Pacific Time, in the Boardroom at the offices of the Company, 650 California Street, San Francisco, California.

    To assure that our shareholder service representatives can continue to respond quickly to your calls for account service, we have retained an outside firm that specializes in proxy solicitation to assist us with any necessary follow-up. If we have not received your vote as the meeting date approaches, you may receive a telephone call from the Company's proxy solicitor to ask that you send in your vote. We hope that their telephone call does not inconvenience you.

    Please take a few moments and complete your proxy card and mail it in the postage-paid envelope enclosed. We appreciate your prompt action.

                                 Sincerely,

                                 Kevin J.T. Pakenham
                                 CHAIRMAN

                             THE GOVETT FUNDS, INC.
                             650 CALIFORNIA STREET
                        SAN FRANCISCO, CALIFORNIA 94108

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                           FRIDAY, FEBRUARY 23, 1996

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the following series of The Govett Funds, Inc. (the "Company"), will be held on Friday, February 23, 1996 at 10:00 a.m., Pacific Time, in the Boardroom at the offices of the Company at 650 California Street, San Francisco, California:

Govett Emerging Markets Fund       Govett Smaller Companies Fund
Govett Global Income Fund          Govett Pacific Strategy Fund
Govett Latin America Fund          Govett International Equity Fund

    This Special Meeting will be held for the following purposes:

    1.A. To  consider  and vote  on  approval  of a  new  Investment  Management
        Contract between the Company, on behalf of each Fund, and John Govett & Co. Limited ("John Govett"), to take effect as to a Fund upon the approval by shareholders of the applicable Fund. (FOR EACH FUND)

    1.B.  To  consider and  vote  on approval  of  a new  Investment Subadvisory
        Agreement between John Govett, as investment manager to the Govett Smaller Companies Fund, and Berkeley Capital Management (formerly named Govett Asset Management Company), as subadviser to such Fund, to take effect as to such Fund upon the approval by shareholders of the Govett Smaller Companies Fund. (FOR THE SMALLER COMPANIES FUND ONLY)

    2. To elect five Directors to the Board of Directors of the Company. (FOR ALL FUNDS)

    3. To ratify the selection of Price Waterhouse LLP as independent auditors of the Company for the current fiscal year end. (FOR ALL FUNDS)

    4. To transact such other business as may properly come before the Special Meeting.

    Shareholders of record as of the close of business on Friday, January 12, 1996 are entitled to notice of, and to vote at, the Special Meeting.

                                 By Order of the Board of Directors,
                                 Alice L. Schulman
                                 SECRETARY

January 12, 1996

                             THE GOVETT FUNDS, INC.
                             650 CALIFORNIA STREET
                        SAN FRANCISCO, CALIFORNIA 94108

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                       SOLICITATION AND VOTING OF PROXIES

INTRODUCTION

    This Proxy Statement, Notice of Special Meeting and accompanying proxy card are being furnished on behalf of the Board of Directors of The Govett Funds, Inc., a Maryland corporation (the "Company"), for use at the Special Meeting of Shareholders of Govett Emerging Markets Fund, Govett Smaller Companies Fund, Govett Global Income Fund, Govett Pacific Strategy Fund, Govett Latin America Fund and Govett International Equity Fund, each a series of the Company
(individually a "Fund", and together the "Funds"), to be held on Friday, February 23, 1996, or at any adjournment thereof (the "Meeting"). This Proxy Statement, Notice of Special Meeting and accompanying proxy card will first be mailed to shareholders of the Funds on or about January 13, 1996.

    The most recent annual and semiannual reports for the Company have previously been sent to shareholders and are available upon request without charge by calling (800) 634-6838.

    If the accompanying proxy card is executed properly and returned, your shares will be voted at the Meeting in accordance with the instructions on the proxy card. However, if no instructions are specified, shares will be voted for the election of each of the nominees to the Board of Directors and for each of the other proposals. Shareholders may revoke a proxy at any time prior to the time it is voted by writing to the Secretary of the Company, submitting a later dated proxy, or by attending and voting at the Meeting.

    In the event that sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote all shares that they are entitled to vote with respect to each proposal for the proposed adjournment, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment. A vote may be taken on any one of the proposals in this Proxy Statement for a Fund prior to any adjournment if sufficient votes have been received for approval.

RECORD DATE

    The close of business on January 12, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (the "Record Date"). Shareholders are entitled to cast one vote for each share held in his or her name as of the Record Date. Fractional shares are entitled to a proportionate fractional vote. As of the close of business on
December  15, 1995, there were issued and outstanding       shares of the Govett
Emerging Markets Fund,      shares of  the Govett Smaller Companies Fund,
shares  of the  Govett Global Income  Fund,        shares of  the Govett Pacific
Strategy Fund, shares of the Govett Latin America Fund, and shares of the Govett International Equity Fund. Shareholders who, to the knowledge of the Company, owned beneficially greater than 5% of any Fund's total outstanding shares as of December 15, 1995 are listed in Exhibit A.

QUORUM AND VOTE REQUIRED

    The presence in person or by proxy of the holders of a majority of the outstanding shares of the Company is required to constitute a quorum at the Meeting. With respect to proposals that must be voted on separately by one or more Funds, these quorum requirements apply to each Fund separately.

    As set forth in Proposals 1.A and 1.B, approval of the New Investment Management Contract (as defined below) with respect to a Fund (with shares of each Fund voting as a separate class) and approval of the New Investment Subadvisory Agreement (as defined below) with respect to the Govett Smaller Companies Fund will require the affirmative vote of the holders of the lesser of either (a) 67% or more of the applicable Fund's shares present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the applicable Fund.

    Shareholders have cumulative voting rights with respect to the election of Directors (Proposal 2). Each shareholder may (a) cumulate his or her votes and give one candidate a number of votes equal to the number of Directors to be elected, multiplied by the number of votes to which the shareholder's shares are normally entitled, or (b) distribute the votes among as many candidates as the shareholder sees fit; provided, however, that no shareholder is entitled to cumulate votes for a candidate unless the candidate or candidates' names have been placed in nomination prior to the voting. The election of each Director to the Board under Proposal 2 will require the vote of the holders of a majority of the shares (with shares of all Funds voting as a single class) present at the Meeting.

    The ratification of Price Waterhouse LLP as independent auditors for the Company, as set forth in Proposal 3, will require the affirmative vote of a majority of the shares of the Company cast in person or by proxy (with shares of all Funds voting as a single class).

    Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" for purposes of Proposals 2 and 3, but will be included in determining the number of shares outstanding and the number of shares present for purposes of Proposal 1 (which requires a vote based on the total votes entitled to be cast, not the votes actually cast). Broker non-votes will be treated the same as abstentions. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval for Proposal 1 and will have no effect on the outcome of Proposals 2 and 3.

PROXY SOLICITATION AND EXPENSES

    Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of John Govett & Co. Limited, the Funds' investment manager ("John Govett" or the "Manager") and its affiliates and Applied Mailing Systems, Inc., a proxy solicitation firm that has been engaged to assist in
proxy solicitation at an estimated cost of $       .

    The cost of soliciting proxies, including the fees of Applied Mailing Systems, Inc., and all expenses incurred by the Funds relating to the Meeting, relating to the meetings of the Board of Directors at which the proposals described in this Proxy Statement were considered, and relating to the transactions contemplated by the Sale (as defined below in Proposals 1.A and 1.B), including the fees and expenses of counsel to the Funds and counsel to the disinterested Directors, will be borne by Govett & Company Limited, the former parent company of John Govett, and by John Govett Holdings Limited, the new parent company of John Govett, and not by the Company. John Govett Holdings Limited will also reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

                             PROPOSALS 1.A AND 1.B
                  APPROVAL OF (A) A NEW INVESTMENT MANAGEMENT
 CONTRACT ON BEHALF OF EACH FUND, AND (B) A NEW SUBADVISORY AGREEMENT ON BEHALF
                      OF THE GOVETT SMALLER COMPANIES FUND

    John Govett has served as investment manager of the Funds pursuant to an investment management contract dated December 16, 1991, as amended (the "Current Investment Management Contract"). Berkeley Capital Management (formerly named Govett Asset Management Company and referred to herein as the "Subadviser") has served as subadviser to the Govett Smaller Companies Fund pursuant to an investment subadvisory agreement dated August 20, 1993 between Govett Asset Management Company and John Govett (the "Current Investment Subadvisory Agreement"). On December 7, 1995, Govett & Company Limited (the Manager's former parent company) entered into a sale and purchase agreement (the "Sale Agreement") with John Govett Holdings Limited, an affiliate of Allied Irish Banks plc ("AIB"), pursuant to which John Govett Holdings Limited would acquire John Govett and certain of its affiliates (the "Sale"). The closing of the Sale occurred on December 29, 1995. As a result of the Sale, the Manager became an indirect subsidiary of AIB.

    As required by the Investment Company Act of 1940, as amended ("1940 Act"), the Current Investment Management Contract and the Current Investment Subadvisory Agreement each terminates automatically in the event of its "assignment", as defined in the 1940 Act. Completion of the Sale on December 29, 1995 constituted an assignment, under the 1940 Act, of the Current Investment Management Contract and the Current Investment Subadvisory Agreement. Accordingly, (i) a new investment management contract to take effect for each Fund upon the approval by shareholders of the relevant Fund is being proposed for approval by each Fund, even though such Contract will be substantially identical to, and essentially a continuation of, the Current Investment Management Contract; and (ii) a new investment subadvisory agreement to take effect for the Govett Smaller Companies Fund upon the approval by shareholders of that Fund is being proposed for approval by that Fund, even though the new investment subadvisory agreement will be essentially a continuation of the Current Investment Subadvisory Agreement, as modified in certain significant respects as described below.

    Prior to shareholder approval of the New Investment Management Contract, the Manager has undertaken, and John Govett Holdings Limited has agreed to cause the Manager, to satisfy the Manager's obligations and duties to the Funds under the Current Investment Management Contract by taking all appropriate steps so that the scope and quality of the Manager's advisory and other services provided to the Funds during the period between the Sale and the receipt of such shareholder approval (the "Interim Period") will be equivalent to the scope and quality of the services previously provided by the Manager under the Current Investment Management Contract. The Subadviser and Govett & Company Limited have made similar undertakings regarding the subadvisory arrangements for the Govett Smaller Companies Fund. The Manager and the Subadviser have each agreed that neither of them will be paid any advisory fees by the Funds with respect to the advisory services they will provide to the Funds during the Interim Period.

    In addition, the Manager has agreed with the Company that during the Interim Period it will continue to honor all of the terms and conditions of the Current Investment Management Contract. John Govett Holdings Limited has agreed with the Company that it will be responsible to the Company for any failure by the Manager during the Interim Period to provide such services or to honor all of the terms and conditions imposed upon the Manager pursuant to the Current Investment Management Contract. Similarly, the Subadviser has agreed with the Manager and the Company that during the Interim Period it will continue to honor all of the terms and conditions of the Current Investment Subadvisory Agreement. Govett & Company Limited has agreed with the Company that it will be responsible to the Manager and the Govett Smaller Companies Fund for any failure by the Subadviser during the Interim Period to provide such services or to honor all of the terms and conditions imposed upon the Subadviser pursuant to the Current Investment Subadvisory Agreement.

    At a meeting held on December 11, 1995, the Board of Directors of the Company (including the Directors who are not parties to the Current Investment Management Contract, the proposed new investment management contract, the Current Investment Subadvisory Agreement, or the proposed new investment subadvisory agreement, or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Directors")) unanimously approved, subject to the required shareholder approval described herein, a new investment management contract (the "New Investment Management Contract") between the Manager and the Company, on behalf of each of the Funds, to take effect upon the approval by shareholders of the applicable Fund. In recognition of the intent of the parties to the Sale Agreement to close the Sale prior to shareholder approval, approval by the Company's Board of Directors was also further subject to the conditions that if the parties to the Sale Agreement closed the Sale prior to shareholder approval, (i) the Company would be provided with written undertakings by John Govett and John Govett Holdings Limited as described above, and (ii) the

Funds would not be obligated to pay any advisory fees or other compensation to John Govett with respect to such advisory services provided by John Govett to the Funds during the Interim Period. A form of the New Investment Management Contract is attached to this Proxy Statement as Exhibit B, and its description set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit B.

    Similarly, at the meeting held on December 11, 1995, the Board of Directors of the Company, including the Independent Directors, unanimously approved, subject to the required shareholder approval described herein, a new investment subadvisory agreement (the "New Investment Subadvisory Agreement") between the Manager, as manager of the Govett Smaller Companies Fund, and the Subadviser to take effect upon the approval by shareholders of the Govett Smaller Companies Fund. Such approval was also further subject to the conditions that if the parties to the Sale Agreement closed the Sale prior to such shareholder approval, (i) the Company would be provided with written undertakings by the Subadviser and Govett & Company Limited as described above, and (ii) the Govett Smaller Companies Fund would not be obligated to pay any advisory fees or other compensation to the Manager or the Subadviser with respect to such advisory services provided by the Subadviser to the Govett Smaller Companies Fund during the Interim Period. A form of the New Investment Subadvisory Agreement is attached to this Proxy Statement as Exhibit C, and its description set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit C.

THE SALE

    The closing of the Sale occurred on December 29, 1995. Pursuant to the Sale Agreement, John Govett Holdings Limited, an indirect, newly-formed majority-owned subsidiary of AIB, acquired all of the outstanding capital shares of John Govett for L50 million. John Govett Holdings Limited has represented that it does not intend to make any significant changes in the way the Manager conducts its business. The investment advisory and administrative services that the Manager currently provides to the Funds are expected to continue essentially unchanged. To facilitate this continuity, John Govett Holdings Limited has entered into employment contracts with each of Messrs. Kevin J.T. Pakenham, Peter S.L. Pejacsevich, Charles A. Fowler and Brian M. Lee, who are all officers and directors of John Govett. Mr. Pakenham is a nominee for Director of the Company. Pursuant to these contracts, which may be terminated by either party on six-months' notice, Messrs. Pakenham, Pejacsevich, Fowler and Lee are expected to continue to be involved in providing services to the Funds to substantially the same extent to which each has historically been involved.

    The Company intends to adhere to the provisions of Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act provides that when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in the Sale. Govett & Company Limited and John Govett Holdings Limited have agreed in the Sale Agreement to, and have each represented to the Board of Directors of the Company that, they will to use their best efforts to ensure that the Sale will not cause the imposition of an unfair burden on any of the Funds.

    The second condition is that during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. Govett & Company Limited and John Govett Holdings Limited have agreed in the Sale Agreement to, and have each represented to the Board of Directors of the Company that, they will to use their best efforts to ensure that the second condition is met. The current nominees for election to the Board of Directors of the Company, as described below under Proposal 2 of this Proxy Statement, meet this condition of Section 15(f).

THE NEW AND CURRENT INVESTMENT MANAGEMENT CONTRACTS

    The Current Investment Management Contract with respect to the International Equity Fund, the Emerging Markets Fund and the Global Income Fund was approved by the initial shareholder of those Funds on November 26, 1991. The Investment Management Contract with respect to the Smaller Companies Fund was approved by the initial shareholder of the Smaller Companies Fund on December 28, 1992. The Investment Management Contract with respect to the Pacific Strategy Fund was approved by the initial shareholder of that Fund on December 15, 1993. The Investment Management Contract with respect to the Latin America Fund was approved by the initial shareholder of that Fund on March 4, 1994. The Current Investment Management Contract was last renewed by the Board of Directors on November 17, 1995.

    If the proposed New Investment Management Contract is approved by shareholders, the Manager, as a subsidiary of John Govett Holdings Limited, will continue to serve as investment manager to each Fund. The terms and conditions of the proposed New Investment Management Contract are identical in all respects to those of the Current Investment Management Contract, except for the effective and termination dates.

    Under the New Investment Management Contract and the Current Investment Management Contract, and subject to such policies as the Board of Directors may establish, John Govett provides the Funds (except the Govett Smaller Companies
Fund) with day-to-day management services and makes investment decisions on their behalf in accordance with each Fund's respective investment policies. Subject to the supervision of the Board of Directors, John Govett also oversees the Funds' operations. For these investment management and administrative services, the Funds pay fees monthly to John Govett based upon their respective average net assets, as determined at the close of each business day during the month, at an annual rate 1% of the average daily net assets of each Fund (0.75% for the Global Income Fund).

    The New Investment Management Contract, if approved by shareholders of the relevant Fund, will continue in effect for a two-year period following such approval. Subsequently, the New Investment Management Contract will be subject to annual approval by the Board of Directors and by the Independent Directors,
or to approval by the relevant Fund's shareholders. The New Investment Management Contract may be terminated as to any Fund, without penalty, by the Board of Directors or by the shareholders of the relevant Fund upon 60 days' written notice to the Manager or by the Manager upon 60 days' written notice to the Fund. The New Investment Management Contract will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

    The New Investment Management Contract and the Current Investment Management Contract provide that the Manager will, subject to the supervision of the Board of Directors, provide a continuous investment program for each of the Funds, including the provision of investment research and management with respect to all assets of the Funds purchased, sold or held in the portfolios, and the selection of brokers and dealers through which securities transactions for the Funds will be executed. The Manager has agreed at all times to act in accordance with the investment objective, policies and restrictions of each Fund as stated in the Fund's current registration statement as it may be amended from time to time, as well as with all applicable rules of the Securities and Exchange Commission (the "Commission").

    Both the Current Investment Management Contract and the New Investment Management Contract state that the Manager will oversee the computation of each Fund's net asset value in accordance with procedures described in the Fund's registration statement or as more frequently requested by the Board of Directors. The Manager also provides various administrative services under each Contract, subject to the supervision of the Board of Directors.

    Like the Current Investment Management Contract, the New Investment Management Contract provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the agreement, the Manager shall not be liable to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering advice or services under the agreement or for any losses that may be sustained in the purchase, holding, redemption, or sale of any security.

    The Manager, Van Kampen American Capital Distributors, Inc., the distributor of the Funds' shares (the "Distributor"), and certain of their respective affiliates have agreed to share management fees, distribution and service fees, excess Fund expenses, and sales charges related to the sale of Fund shares. These arrangements are not expected to change as a result of the Sale.

THE NEW AND CURRENT INVESTMENT SUBADVISORY AGREEMENTS

    The Manager has entered into an Investment Subadvisory Agreement whereby the Subadviser provides day-to-day investment advisory services to the Govett Smaller Companies Fund. Under the subadvisory arrangements, the Subadviser furnishes an investment program and makes investment decisions for the Govett Smaller Companies Fund, subject to the supervision of the Manager and the Board of Directors of the Company. For the services provided under the subadvisory arrangements, the Manager pays to the Subadviser, out of the investment advisory fee received by the Manager with respect to the Govett Smaller Companies Fund, an annual fee, computed daily and paid monthly, equal to 0.50% of the Govett Smaller Companies Fund's average daily net assets. The Govett Smaller Companies Fund does not compensate the Subadviser directly for its subadvisory services. The subadvisory fee payable to the Subadviser will be reduced proportionately if the advisory fee paid to the Manager with respect to the Govett Smaller Companies Fund is reduced as a result of applicable state expense limitations.

    Under the New Investment Subadvisory Agreement, the fee payable by the Manager to the Subadviser will be equal to the difference, if any, between the investment advisory and management fees actually received by the Manager, and all revenue actually received by the Manager under the agreement between the Manager and the Distributor (excluding any amounts payable to the Distributor by the Manager), with respect to the Govett Smaller Companies Fund and 0.10% of such Fund's average daily net assets. The New Investment Advisory Agreement may be terminated, without the payment of any penalty by the Govett Smaller Companies Fund, by the Company's Board of Directors or by the shareholders of the Fund upon 60 days' written notice. In addition, under the New Investment Subadvisory Agreement, the Manager is required to pay the Subadviser a cash fee (the "Termination Payment" ) if under certain circumstances the Subadviser no longer serves as the subadviser to the Govett Smaller Companies Fund. If an affiliated person (as defined in the 1940 Act) of either the Manager or AIB (in either case, an "Advisory Affiliate") serves as a successor subadviser the Fund, the Termination Payment shall be equal to the greater of (i) $5 million and (ii) 150 percent of the total amount of the subadvisory fees received by Subadviser with respect to the Fund during the 12-month period immediately before the termination of the agreement. If an Advisory Affiliate does not serve as a successor subadviser to the Fund, the Termination Payment shall be equal to the greater of (i) $3.5 million and (ii) the total amount of the subadvisory fees received by Subadviser with respect to the Fund during the 12-month period immediately before the termination of the agreement. The Termination Payment is not payable under the New Investment Subadvisory Agreement if (u) an Advisory Affiliate does not serve as the investment adviser to the Fund at the time the New Investment Subadvisory Agreement is terminated; (v) the New Investment Subadvisory Agreement is terminated because of Subadviser's willful misfeasance, bad faith or gross negligence; (w) the New Investment Subadvisory Agreement is terminated because the Fund's performance is in the bottom quartile, as measured by Lipper Analytical Services, Inc., for four consecutive quarters; (x) the Subadviser or its subsidiaries, affiliates, directors, officers, employees or agents engages in an action or omits to take an action that: (i) causes the Subadviser to be disqualified to serve as the subadvisor to the Fund under
Section 9(a) of the 1940 Act and the Commission does not grant an exemptive order under Section 9(c) thereof or (ii) causes the Commission to revoke or suspend the registration of the Subadviser as an investment adviser with the Commission; (y) the Subadviser materially breaches the New Investment Subadvisory Agreement and such material breach is not cured within twenty (20) calendar days after written notice thereof from the Manager to Subadviser; or
(z) the Subadviser voluntarily terminates the New Investment Subadvisory or the Agreement is assigned within the meaning of Section 15(a) of the 1940 Act and such assignment or successor subadvisory agreement with the Subadviser is not approved by the shareholders of the Fund.

ADVISORY FEES

    The fees under the New Investment Management Contract are the same as the fees under the Current Investment Management Contract for the respective Funds, and the fees under the New Investment Subadvisory Agreement are the same as the fees under the Current Investment Subadvisory Agreement, except as described above. Except for the differences in the New Investment Subadvisory Agreement described above, which do not change the fee payable by the Govett Smaller Companies Fund, the only difference in the proposed arrangements will be that the new arrangements will be set forth in an investment management contract or investment subadvisory agreement dated the date of shareholder approval, whereas the arrangements in effect prior to the Sale are set forth in the investment management contract and investment subadvisory agreement that bear earlier dates.

    John Govett has agreed under each of the Current Investment Management Contract and the New Investment Management Contract, and the Subadviser has agreed under the New Investment Subadvisory Agreement, to limit each Fund's total operating expenses to the extent required under applicable state law. This expense limitation does not cover brokerage commissions for securities or other assets (such commissions are generally considered part of the cost of the asset), taxes (if any) paid by the Fund, or extraordinary expenses, such as litigation and indemnification expenses.

    In addition, the Manager has agreed to reduce its management fees, and the Distributor has agreed to pay certain Fund operating expenses, through at least December 31, [1996] to the extent necessary to limit total annual Fund operating expenses attributable to Class A shares to the lesser of the percentages listed below or the maximum allowed by the most stringent state expense limitation.

                                        EXPENSE GUARANTEE
             NAME OF FUND                      RATE
--------------------------------------  ------------------
Govett Emerging Markets Fund                    2.50%
Govett Smaller Companies Fund                   1.95%
Govett Global Income Fund                       1.75%
Govett Pacific Strategy Fund                    2.50%
Govett Latin America Fund                       2.50%
Govett International Equity Fund                2.50%

    The unaudited table below lists the net assets of each Fund as of December 31, 1995, and the advisory fees accrued or paid by each Fund to John Govett during the last fiscal year of each Fund.

                                                                       FEE FOR LAST
                                                                       FISCAL YEAR
                                                   NET ASSETS AS OF      (NET OF
                                                  DECEMBER 31, 1995      EXPENSE
                                                      (MILLIONS)       LIMITATION)
                                                  ------------------  --------------
Govett Emerging Markets Fund....................
Govett Smaller Companies Fund...................
Govett Global Income Fund.......................
Govett Pacific Strategy Fund....................
Govett Latin America Fund.......................
Govett International Equity Fund................

    If the New Investment Management Contract is not approved by a Fund's shareholders, the Board of Directors will promptly consider such actions as it determines to be appropriate, which could include seeking to enter into a new advisory arrangement for such Fund with John Govett or another qualified investment adviser, subject to approval by the Fund's shareholders. If the New Investment Subadvisory Agreement is not approved by the Govett Smaller Companies Fund's shareholders, the Board of Directors will promptly consider such actions as it determines to be appropriate, which could include seeking to enter into a new subadvisory arrangement for the Govett Smaller Companies Fund with the Subadviser or another qualified investment adviser, subject to approval by the shareholders of the Govett Smaller Companies Fund.

INFORMATION ABOUT JOHN GOVETT & CO. LIMITED

    John Govett is a United Kingdom-based investment management company whose investment management activities originated in the 1920's. John Govett was incorporated in London, England, in 1955, and from 1986 to December 29, 1995 was a wholly-owned subsidiary of Govett & Company Limited, a Jersey, Channel Islands corporation whose ordinary shares are listed on the London Stock Exchange and NASDAQ.

    The principal executive officers of John Govett and their principal occupations are listed below. The business address of these persons and of

Govett & Company Limited and John Govett is Shackleton House, 4 Battle Bridge Lane, London, U.K. SE1 2HR. John Govett is registered under the Investment Advisers Act of 1940.

          NAME              POSITION WITH JOHN GOVETT AND PRINCIPAL OCCUPATION
------------------------  -------------------------------------------------------
Kevin J.T. Pakenham       Co-Chairman, Chief Executive and Director
Charles A. Fowler         Co-Chairman and Director
Peter S.L. Pejacsevich    Director and Chief Investment Officer
Brian M. Lee              Director and Chief Operating Officer

    John Govett acts as investment subadviser to the following U.S. mutual funds registered with the Commission that have similar investment objectives to the Funds, for compensation at the annual subadvisory fee rates of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1995.

                                                    NET ASSETS OF
                                                      OTHER FUND
                                                    (IN MILLIONS)         ANNUAL
                OTHER FUND WITH                    AT SEPTEMBER 30,    SUBADVISORY
              SIMILAR OBJECTIVES                         1995            FEE RATE
-----------------------------------------------  --------------------  ------------
American Capital Global Equity Fund                   $  146,757             0.50%
American Capital Global Government Income Fund           171,717             0.50%
American Capital Global Managed Assets Fund               24,605             0.50%
American Capital Life Investment Trust --
 Global Equity Portfolio                                   2,203             0.50%
Lincoln Pacific Rim                                       11,306             0.80%
The Consulting Group Capital Markets --
 Emerging Markets Equity Investments Portfolio            60,108             0.60%

INFORMATION REGARDING AIB

    The AIB Group of Companies provides a diverse range of banking, financial and related services, principally in Ireland, the United States and the United Kingdom. As of December 31, 1994, AIB Group was the largest Irish banking group
in terms of total assets and total deposits. As of              , AIB Group  had
approximately 321 branches in the Republic of Ireland, where it had more than 20% share of the total market for both Irish pounds loans and deposits.

    As of                , AIB  Group operated from 87  branches and outlets  in
Northern Ireland and was the third largest banking group there with over 20% market share of loans and deposits of clearing banks. AIB Group in Britain provides a full range of banking services through 37 branches and offices. In
the U.S.,  as  of                      , through  its  wholly-owned  subsidiary,

First Maryland Bancorp, the Group operated from over 200 banking facilities principally in Maryland, Pennsylvania, Delaware, and the District of Columbia. On December 31, 1994, AIB Group had assets of $34.2 billion and employed approximately 15,250 people on a full time equivalent basis.

    AIB, the principal bank within AIB Group, is a publicly-held bank headquartered in Bankcentre, Ballsbridge, Dublin 4, Ireland. AIB is the sole owner of AIB Group Holdings Limited, U.K., Bankcentre - Britain, Uxbridge, Middlesex UB8 1SA, which owns on a fully diluted basis 75% of John Govett Holdings Limited, Shackleton House, 4 Battle Bridge Lane, London, U.K. SE1 2HR. The remaining owners of John Govett Holdings Limited are individual members of the management group and Govett Oriental Investment Trust, who own 20% and 5% on a fully diluted basis of John Govett Holdings Limited, respectively. John Govett Holdings Limited is the sole owner of John Govett & Co. Limited.

INFORMATION REGARDING THE SUBADVISER

    The subadviser for the Govett Smaller Companies Fund is a registered investment adviser whose principal office is located at 650 California Street, 28th Floor, San Francisco, CA 94108. Prior to the closing of the Sale, the Subadviser was an affiliate of John Govett. The Subadviser has been engaged in the investment management business since 1972, and as of November 30, 1995 managed approximately $2.4 billion in assets for both individual and institutional clients. Its investment management activities include investments in equities (ranging from small capitalization to large capitalization companies) and a range of fixed income and asset allocation strategies.

EVALUATION BY THE BOARD OF DIRECTORS

    The Board of Directors of the Company, including the Independent Directors, has approved the New Investment Management Contract on behalf of each Fund and the New Investment Subadvisory Agreement on behalf of the Govett Smaller Companies Fund, and recommends that the New Investment Management Contract and the New Investment Subadvisory Agreement be approved by shareholders of the relevant Fund(s).

    Upon commencement of negotiations by Govett & Company Limited to sell John Govett, the Independent Directors formed a Committee on Administration, which met separately and together with the full Board four times. Messrs. Atamian, Garland, Oates, and Terzolo currently serve on this Committee. In the course of their review, the Directors, including the Independent Directors, held due diligence meetings at AIB's headquarters in Dublin, Ireland, met with senior AIB management, and inspected AIB's facilities. The

Independent Directors also retained special counsel to assist them in their review of the Sale and its anticipated effect upon the Funds and their shareholders.

    The Board, including the Independent Directors, considered, among other things, the structure of the Sale of John Govett to John Govett Holdings Limited, including the fact that John Govett would be a separate indirect subsidiary of AIB after the Sale, and the terms of the Sale Agreement and related agreements, including the representations of both John Govett and the John Govett Holdings Limited with respect to the Funds. In particular, the Directors noted the parties agreements to use their best efforts to assure that no unfair burden would be imposed on the Funds as a result of the Sale, as well as the fact that the Sale would be conditioned upon approval of the New Investment Management Contract and the New Investment Subadvisory Agreement by the Company's Board of Directors.

    The Board, including the Independent Directors, further considered whether the Sale could enhance the investment advisory operations of John Govett and the level and quality of services provided to the Funds and their shareholders, as well as the commitments provided by AIB that substantially the same personnel at John Govett who now provide advisory services to the Funds would continue to do so after the Sale. In this regard, the Board noted that John Govett Holdings Limited has entered into employment agreements with all key personnel of John Govett who are involved with the Funds and has offered incentives to those personnel to encourage them to remain with John Govett following the Sale. The Board examined the experience of AIB with respect to management of its own family of off-shore open-end funds and assessed AIB's historical performance in the management of those funds. The Board also considered AIB's reputation, integrity, financial responsibility and stability and AIB's compliance record.

    The Board, including the Independent Directors, also considered the fact that the advisory fees would remain the same under the New Investment Management Contract as under the Current Investment Management Contract and the fact that the terms of the New Investment Management Contract do not differ from those of the Current Investment Management Contract. The Directors also focused on the costs associated with the Sale and the representations of the parties that the Funds and their shareholders would not bear such costs. In addition, the Directors considered, based on the data available to it, John Govett's historical profitability with respect to its management of the Funds as well as its reasonably anticipated profitability as an indirect subsidiary of AIB after the Sale. The Board considered similar factors in connection with its review of the New Investment Subadvisory Agreement.

    With respect to the changes in the New Investment Subadvisory Agreement requiring a payment by the Manager to the Subadviser in the event of the Agreement's termination by the Manager (see "The New and Current Investment Subadvisory Agreements"), the Directors considered that the New Investment Subadvisory Agreement provided that no such payment would be borne by the Govett Smaller Companies Fund and that the Agreement could be terminated by the shareholders of that Fund and the Board of Directors without the payment of any penalty by the Govett Smaller Companies Fund.

    In addition, the Board considered during the course of its due diligence process (i) the amount, significance and nature of any soft dollar benefits, such as research, received or expected to be received by John Govett or the Subadviser from brokers as a result of the Manager's relationship with each of the Funds, or the Subadviser's relationship with the Smaller Companies Fund,
(ii) the fee and expense ratios of comparable mutual funds, (iii) the performance of the Funds investments since commencement of operations, (iv) the distinct investment objective and policies of each Fund, (v) the history, reputation, qualification, and background of John Govett, the Subadviser and AIB, as well as the qualifications of their personnel and their respective financial conditions, (vi) John Govett's and the Subadviser's investment performance record, and (vii) the benefits, if any, expected to be realized as a result of John Govett's affiliation with AIB.

    After considering these and other factors, the Directors, including the Independent Directors, at a meeting held in person on December 11, 1995, unanimously approved the proposed New Investment Management Contract with John Govett and the New Investment Subadvisory Agreement with the Subadviser and recommended their approval to shareholders.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT CONTRACT FOR THEIR FUND, AND THAT THE SHAREHOLDERS OF THE GOVETT SMALLER COMPANIES FUND VOTE FOR APPROVAL OF THE NEW INVESTMENT SUBADVISORY AGREEMENT FOR THEIR FUND.

                                   PROPOSAL 2
                             ELECTION OF DIRECTORS

    In connection with the Sale described in Proposal 1, it is proposed that shareholders vote on the election of the five nominees named below as Directors of the Company. Each of the nominees has consented to be named and to serve if elected. Proxies not indicating a contrary intent will be voted in favor of the election of the five nominees named below as Directors, to hold office until the next meeting called for the purpose of electing Directors and until their successors are elected and qualified.

    The composition of the proposed Board satisfies the requirements of Section 15(f) of the 1940 Act. The requirements of Section 15 are described above in Proposal 1 under the caption "The Proposed Sale".

    Four incumbent and "non-interested" Directors (Messrs. Atamian, Garland, Oates and Terzolo) are proposed for re-election at the meeting. In addition, the Board of Directors has nominated Mr. Kevin J.T. Pakenham, the Chief Executive and a director of John Govett, as an additional Director for election by the shareholders to the Board of Directors.

    The table below sets forth the names and certain additional information about the nominees.

                                                         SHARES OF THE COMPANY
                                                      DEEMED BENEFICIALLY OWNED ON
                                                           DECEMBER 15, 1995
                              ----------------------------------------------------------------------------
                                                  NUMBER OF CLASS A SHARES/% OF CLASS
                              ----------------------------------------------------------------------------
      NAME OF DIRECTOR         EMERGING      SMALLER     GLOBAL      PACIFIC       LATIN     INTERNATIONAL
   (YEAR FIRST SERVED AS        MARKETS     COMPANIES    INCOME     STRATEGY      AMERICA       EQUITY
         DIRECTOR)               FUND         FUND        FUND        FUND         FUND          FUND
----------------------------  -----------  -----------  ---------  -----------  -----------  -------------
Elliott L. Atamian..........
(1991)
Sir Victor Garland..........
(1991)
James M. Oates..............
(1991)
Kevin J.T. Pakenham *+......
(1991-1992; 1995)
Frank R. Terzolo............
(1991)
Directors and Officers as a
 Group (9 persons)..........

------------------------------
* Individual who is deemed to be an interested person of the Company under the 1940 Act because of his affiliation with the Manager.

+   Mr. Pakenham is Chairman of the Company's Board of Directors.

(1) Less than 1%.

    Elliott L. Atamian is a private investor, and has served on the Board of Directors of Rogers Foam Corp. since 1989 and Brookline Savings Bank since 1978. He was a Professor of Finance at Northeastern University from 1977 to 1991, and served on the Board of Directors of certain mutual funds managed by John Hancock Advisors, Inc. from 1972 to 1991. He is 76.

    Sir Victor Garland has been a private investor since 1984, and currently serves as a director of a number of U.K. public companies. He is 61.

    Kevin J.T. Pakenham graduated from Oxford University with an MA and Phil in Economics. After working at Rothschild Intercontinental Bank, in 1975 he was appointed Chief Economist at American Express Bank and, two years later, was responsible for setting up their international asset management business. In 1983, he joined Foreign & Colonial Management as Managing Director. He joined John Govett & Co. Limited as Chief Executive Officer in 1988. He is 48.

    James M. Oates is currently Managing Director of The Wydown Group. From 1984 to 1994, he was President and Chief Executive Officer of Neworld Bancorp, Inc. From 1983 to 1984, Mr. Oates was President and Chief Operating Officer of Burgess & Leith, a financial services company. From 1977 to 1983, he was President and Chief Operating Officer of Metro Bancholding Corporation. Mr. Oates currently serves on the board of directors of Massachusetts Bankers Association, Savings Bank Life Insurance Company, Stifel Financial Corporation, Phoenix Mutual Funds, and Savings Bank Life Insurance Guarantee Fund. Effective July 1995, Mr. Oates also serves as a member of the board of directors of Investors Bank & Trust Company, the Company's administrator. He is 49.

    Frank R. Terzolo is presently President and Chief Executive Officer of Ameritrust Network, Inc., a company that designs and implements charitable remainder trusts. From 1988 to 1989, he was President and Chief Executive Officer of American Equities, and from 1984 to 1988, he was President and Chief Operating Officer for Equitec Securities Co., a financial services company. He is 62.

    During the year ended December 31, 1995, the Board of Directors held fourteen meetings. In addition to the Committee on Administration, the Board has an Audit Committee and a Pricing Committee. Each Director attended at least 75% of the meetings he was expected to attend during that year.

    Messrs. Atamian, Garland, Oates and Terzolo currently serve on the Committee on Administration. This Committee deals with various administrative matters involving the Funds. This Committee met times during the year ended December 31, 1995. The Committee on Administration also considers nominees for election as Director recommended by shareholders. Shareholders may submit recommendations to the attention of the Committee on Administration c/o the Secretary of the Company, 650 California Street, San Francisco, California 94108.

    The Audit Committee is currently comprised of Messrs. Atamian, Garland, Oates and Terzolo. The Audit Committee reviews and evaluates the audit function, including recommending to the full Board the independent auditors to be selected for each Fund, reviewing all audit procedures and arrangements, and reviewing the qualifications of key personnel performing audit work. The Audit Committee of the Board of Directors held two meetings during 1995.

    Mr. Atamian currently serves on the Pricing Committee. This Committee reviews the application of Board-approved procedures and policies with respect to pricing the Funds' shares. The Pricing Committee of the Board of Directors
held    meetings during 1995.

    The following table provides information concerning the aggregate compensation paid to each of the incumbent Directors nominated for election for services rendered to the Funds during the year ended December 31, 1995. The Funds do not provide any pension or retirement benefits for the Directors.

                                                            AGGREGATE COMPENSATION FROM
                           ---------------------------------------------------------------------------------------------
                                                                                GOVETT
                              GOVETT           GOVETT        GOVETT GLOBAL      PACIFIC     GOVETT LATIN      GOVETT
                             EMERGING          SMALLER           INCOME       STRATEGIES       AMERICA     INTERNATIONAL
NAME OF DIRECTOR           MARKETS FUND    COMPANIES FUND         FUND           FUND           FUND        EQUITY FUND
-------------------------  -------------  -----------------  --------------  -------------  -------------  -------------
Elliott L. Atamian.......
Sir Victor Garland.......
James M. Oates...........
Kevin J.T. Pakenham......
Frank R. Terzolo.........

                               TOTAL
                            COMPENSATION
                              FROM ALL
NAME OF DIRECTOR               FUNDS
-------------------------  --------------
Elliott L. Atamian.......
Sir Victor Garland.......
James M. Oates...........
Kevin J.T. Pakenham......
Frank R. Terzolo.........

    The executive officers of the Company, other than those nominated for election as Director, are set forth below:

    Colin Kreidewolf, Treasurer of the Company, joined John Govett in 1981. He became a member of The Institute of Chartered Secretaries and Administrators in England and Wales in 1986. Currently he is responsible for the management of the U.K. and U.S. retail funds reporting functions at John Govett. He is 35.

    Brian Lee, President of the Company, graduated from the University of Wales in 1980 and qualified as a Chartered accountant with Deloitte Haskins & Sells in 1982. He joined John Govett in 1987 and was appointed Finance Director in 1991. From November 1993 until January 1995, he was on secondment to Govett's life and annuity company in the U.S. He is responsible for the financial control, compliance and administrative functions at John Govett. He is 35.

    Peter J. Moffat, Vice President of the Company, is Director, Compliance Officer and Secretary of John Govett. He served previously at the Bank of England, where he was involved in banking and financial market supervision, and later as Compliance Officer for the London investment business of PaineWebber and J.P. Morgan before joining John Govett in 1990. He is 48.

    Alice L. Schulman, Secretary of the Company, is presently Liaison Compliance Officer for John Govett resident in the US. From 1993 until she joined Berkeley Capital Management in 1994, she was Compliance Officer at Wells Fargo Nikko Investment Advisors. From 1989 to 1993, she was a compliance officer at the Benham Group of Mutual Funds. Prior to 1989, she served in various compliance administration functions at McKesson Corporation and Kaiser Aluminum & Chemical Corporation. She is 45.

VOTE REQUIRED

    The five nominees receiving the highest number of affirmative votes cast at the Meeting will be elected to the Board, provided that a quorum is present. If any nominee should unexpectedly become unable to serve as Director, proxies will be voted in the manner deemed most prudent by the persons designated as proxies.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE LISTED ABOVE.

                                   PROPOSAL 3
                TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP
                        AS INDEPENDENT AUDITORS FOR THE
                            CURRENT FISCAL YEAR END

    The Board of Directors has selected and recommends that shareholders ratify the selection of Price Waterhouse LLP as independent auditors for the current fiscal year end for the Company. In connection with its services as independent auditors, Price Waterhouse LLP examines the Funds' financial statements, Securities and Exchange Commission filings, and federal tax returns. Price Waterhouse LLP has advised the Company that it has no direct or indirect material ownership interest in the Funds. A representative of Price Waterhouse LLP is expected to be present at the Meeting to respond to questions.

VOTE REQUIRED

    Approval of Proposal 3 requires the affirmative vote of a majority of the Company's shares cast in person or by proxy.

    THE BOARDS OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3.

                                 OTHER BUSINESS

    Management of the Company knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                             SHAREHOLDER PROPOSALS

    The Company does not hold annual shareholder meetings. Shareholders who wish to submit proposals for inclusion in a Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Company, 650 California Street, San Francisco, California 94108.

                             ADDITIONAL INFORMATION

    The principal underwriter for each of the Funds is Van Kampen American Capital Distributors, Inc., 2800 Post Oak Boulevard, Houston, Texas 77056. The administrator for each of the Funds is Investors Bank & Trust Company, P.O. Box 1537, Boston, Massachusetts 02205. The shareholder services agent for each of the Funds is ACCESS Shareholder Services, Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

January 12, 1996
San Francisco, California

                                                                       EXHIBIT A

                  HOLDERS OF MORE THAN 5% OF ANY FUND'S SHARES

    To   the  knowledge  of   the  Company  the   following  shareholders  owned
beneficially greater than 5% of any Fund's outstanding shares as of December 15, 1995:

                                                                           PERCENTAGE
                                                             NUMBER OF     OUTSTANDING
NAME AND ADDRESS OF SHAREHOLDER              NAME OF FUND     SHARES         SHARES
------------------------------------------  --------------  -----------  ---------------


                                                                       EXHIBIT B

                         INVESTMENT MANAGEMENT CONTRACT

    CONTRACT made this   day of         , 1996 by and between The Govett  Funds,
Inc. (the "Company"), a Maryland corporation, and John Govett & Co. Limited (the "Manager"), a U.K. corporation.

    WHEREAS, the Company is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Manager is a registered Investment Adviser under the The Investment Advisers Act of 1940, as amended (the "Advisers Act");

    WHEREAS, the Company currently offers six classes of Common Stock, each class representing interests in a separate investment portfolio, namely, International Equity Fund, Emerging Markets Fund, Smaller Companies Fund, Pacific Strategy Fund, Latin America Fund, and Global Income Fund; and may offer additional classes of Common Stock from time to time (all such classes of stock hereinafter collectively referred to as the "Portfolios");

    WHEREAS, the Company desires to retain the Manager to render investment advisory and administrative services to the Company and to each of the Portfolios, subject to the approval of the shareholders in accordance with the requirements of the Investment Company Act; and

    WHEREAS, the Manager is willing to render such services under the terms of this Contract:

    1. APPOINTMENT OF MANAGER. The Company hereby appoints the Manager to act as investment adviser and administrator to the Company and its Portfolios for the period and on such terms as are set forth in this Contract. The Manager hereby accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

    2.   DUTIES  AS INVESTMENT  ADVISER.   Subject  to  the supervision  of  the
Company's Board of Directors ("Board"), the Manager will be responsible for providing a continuous investment program for each of the Company's Portfolios, including the provision of investment research and management with respect to all securities and investments and cash equivalents purchased, sold or held in the Portfolios and the selection of brokers and dealers through which securities transactions for the respective Portfolios will be executed. In carrying out its responsibilities under this Contract, the Manager will at all times act in accordance with the investment objectives, policies and restrictions of each Portfolio as stated in the current Registration Statement as it may be amended from time to time ("Registration Statement") as well as all applicable rules and regulations of the Securities and Exchange Commission.

    The Manager further agrees that it will:

        (a) oversee the maintenance of all books and records with respect to the securities transactions of each Portfolio and will furnish to the Board such special reports as the Board may request from time to time; and

        (b) oversee the computation of the net asset value and the net income of
    each   Portfolio  in  accordance  with   the  procedures  described  in  the
    Registration Statement or as more frequently requested by the Board.

    3. ORDERS AND COMMISSIONS. In placing orders with brokers and dealers, the Manager shall obtain the most favorable execution of such orders. However, the Manager may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Manager with research, analysis, advice and similar services, and the Manager may cause the Company to pay to those brokers or dealers, in return for research and analysis, a higher commission or spread than may be charged by other brokers or dealers, provided that the Manager determines in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Manager to the Company and any other accounts with respect to which the Manager exercises investment discretion. In no instance will securities be purchased from or sold to the Manager or any affiliated person of the Manager except in accordance with the rules and regulations promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act.

    4.  DUTIES AS ADMINISTRATOR.   The Manager will assist in administering  the
Company's affairs subject to the supervision of the Board and the following understanding:

        (a) The Manager will supervise the Company's operations as set forth herein; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the Company's affairs;

        (b) In all matters relating to the performance of this Contract, the Manager will act in conformity with the Company's Articles of Incorporation, Bylaws and Registration Statement and with the instructions and directions of the Board and will conform to and comply with the requirements of the Investment Company Act and all other applicable Federal or state laws and regulations;

        (c) The Manager will provide the Company with such administrative and clerical services as are deemed necessary or advisable by the Board, including supervision of the maintenance of the Company's books and records as provided above;

        (d) The Manager will arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, statements of additional information, proxy materials, tax returns and reports to the Company's stockholders and the Securities and Exchange Commission; and

        (e) The Manager will provide the Company with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationary supplies and similar items.

    5. DELEGATION. The Manager may delegate any of its duties as described in, or derived from, the duties set forth in paragraphs 2 and 4 of this Contract, provided that those duties set forth in paragraph 2 of this Contract may be delegated by the Manager only pursuant to written agreements which satisfy the requirements of the Investment Company Act and shall have been approved by the Company's Board, and by the shareholders of each Portfolio to which such agreement applies, in accordance with the provisions of the Investment Company Act.

    6. SERVICES NOT EXCLUSIVE. The services furnished by the Manager hereunder are not to be deemed exclusive, and the Manager shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby.

    7. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Manager hereby agrees that all records which it maintains for the Company and/or the Portfolios are the property of the Company and further agrees to surrender promptly to the Company any of such records upon request by the Company. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act the records required to be maintained by it pursuant to Rule 31a-1 under the Investment Company Act.

    8. EXPENSES OF THE COMPANY. All expenses shall be allocated among the Portfolios in accordance with the Company's Articles of Incorporation and the provisions of the Investment Company Act. During the term of this

Contract, the Company will bear all expenses, not specifically assumed by the Manager, or another person, incurred in the conduct of its operations, including, without limitation, responsibility for the following:

        (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolios and any losses incurred in connection therewith;

        (b) fees payable to, and expenses incurred on behalf of the Company by, the Manager (other than fees payable by the Manager pursuant to a delegation of its duties provided in Paragraph 5 hereof);

        (c) expenses of organizing the Company;

        (d) filing fees and expenses relating to the registration and qualification of the Company's shares and the Company under Federal and/or state securities laws and maintaining such registrations and qualifications;

        (e) fees and salaries payable to the Company's disinterested directors and officers;

        (f) taxes (including any income or franchise taxes) and governmental fees;

        (g) costs of any liability and other insurance, or fidelity bonds;

        (h) any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Company for violation of any law;

        (i) legal, accounting and auditing expenses, including legal fees of special counsel at any time retained for those directors who are not interested persons of the Company and expenses relating to the use of consulting services by the Company provided that the use of such services is approved by the Company's directors;

        (j)  charges of custodians, transfer agents and other agents;

        (k) costs of preparing share certificates;

        (l) expenses of setting in type and printing prospectuses and supplements thereto for existing shareholders, reports, shareholder reports, and proxy materials;

        (m) costs of mailing prospectuses, statements of additional information, and supplements thereto to existing shareholders as well as shareholder reports and proxy materials;

        (n) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Company;

        (o)  fees,  voluntary  assessments   and  other  expenses  incurred   in
    connection with membership in investment company organizations; and

        (p) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings.

    The Company may pay directly any expense incurred by it in its normal operations and, if any such payment is consented to by the Manager and acknowledged as otherwise payable by the Manager pursuant to this Contract, the Company may reduce the fee payable to the Manager pursuant to this Contract by such amount. To the extent that such deductions exceed the fee payable to the Manager for any monthly payment period, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.

    9. EXPENSES OF THE MANAGER. The Manager will bear all expenses incurred by it in performing its duties as investment adviser and administrator pursuant to paragraphs 2 and 4 respectively, of this Contract, including, without limitation, compensation payable to persons or organizations retained by the Manager in accordance with paragraph 5 of the Contract. The Manager may, but is not required to, voluntarily assume any portion or all of the expenses that the Company is required to pay under paragraph 8 hereof. In addition, if the expenses borne by the Company in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which shares are registered or qualified for sale to the public, the Manager will reimburse the Company for any excess up to the amount of the fee payable to it during that fiscal year pursuant to this Contract.

    10. COMPENSATION. For the services provided and the expenses assumed pursuant to this Contract, the Company will pay to the Manager a monthly fee calculated at the rate of 1% per annum of the average daily net assets of each Portfolio (0.75% for the Global Government Income Portfolio).

    11. LIMITATION OF LIABILITY OF THE MANAGER. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any of its Portfolios in connection with the matters to which this Contract relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption, or sale of any security on behalf of any Portfolio of the Company except a loss resulting from the willful misfeasance, bad faith or gross negligence of the Manager in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Any person, even though also an officer, director, partner, employee, or agent of the Manager, who may be or become an officer, director, employee or agent of the Company shall be deemed, when rendering services to the Company or any of its Portfolios or acting in any business of the Company or any of its Portfolios, to be rendering such services to, or acting solely for, the Company or any of its Portfolios and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by the Manager.

    12. DURATION AND TERMINATION. This Contract shall become effective upon the date first above written and, unless sooner terminated as provided herein, shall continue in effect until the earlier of the second anniversary of its effectiveness or the date on which the Company's first annual or special meeting of shareholders is held subsequent to the effectiveness of the Registration Statement. If at such annual or special meeting, this Contract is approved by a majority of the outstanding voting securities of one or more Portfolios, this Contract shall continue automatically with respect to such Portfolio(s) for successive periods of twelve months each, so long as such continuance is specifically approved with respect to such Portfolio(s) at least annually by (a) the vote of a majority of those members of the Board who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (b) all of the members of the Board or by vote of the holders of a majority of the outstanding voting securities of such Portfolio(s).

    Notwithstanding the foregoing, this Contract may be terminated with respect to any Portfolio or the Company at any time, without the payment of any penalty by the Company, upon the vote of the Board or the vote of a majority of the outstanding voting securities of such Portfolio or the Company and on 60 days' written notice to the Manager or by the Manager at any time, without the payment of any penalty, on 60 days' written notice to the Company. As used in this Contract, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning as such terms have in the Investment Company Act.

    In the event that this Contract shall not be approved in the manner provided herein or shall have been terminated with respect to any Portfolio, the Manager and the Company shall continue to be bound by the terms of this Contract with respect to any other Portfolio provided that this Contract shall have been approved in the manner contemplated herein with respect to such Portfolio.

    This contract shall terminate automatically upon its assignment.

    13. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio(s) affected by such amendment.

    14. NAME OF THE COMPANY. The Company may use the "The Govett Funds, Inc." or any name derived from or using the words "Govett" or "John Govett" only for so long as this Contract or any extension, renewal or amendment hereof remains in effect. At such time as such an agreement shall no longer be in effect, the Company will (to the extent that it lawfully can) cease to use such a name or any other name connected with The Govett Funds, Inc.

    15. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of California. Any notice required or permitted to be given under this Contract shall be in writing and delivered either personally, by facsimile (confirming receipt by telephone), or by international air courier to the parties as follows:

If to the Company:

The Govett Funds, Inc.
650 Montgomery Street, 28th Floor
San Francisco, CA
94108 Attn: Alice L. Schulman, Secretary
Tel: 415-249-0512
Fax: 415-392-3929

If to the Manager:

John Govett & Co. Limited
Shackleton House
4 Battle Bridge Lane
London, SE1 2HR
England
Attn: Mr. Colin Kreidewolf, Treasurer
Tel: 44-71-378-7979
Fax: 44-71-638-3468

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

Attest:                            THE GOVETT FUNDS, INC.

----------------------------       By: ----------------------------
                                      Title:

Attest:                            JOHN GOVETT & CO. LIMITED

----------------------------       By: ----------------------------
                                      Title:

                                                                       EXHIBIT C

                             SUBADVISORY AGREEMENT

    THIS  AGREEMENT (this "Agreement") is executed as of                 , 19 by
and between  John  Govett &  Co.  Limited,  a U.K.  corporation  and  registered
investment advisor ("Advisor"), and               Berkeley Capital Management, a
California corporation and registered investment advisor ("Subadviser").

    WHEREAS, Advisor is the investment advisor to The Govett Funds, Inc. (the "Company"), an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of a number of separate series;

    WHEREAS, Advisor desires to retain Subadviser as Advisor's agent to furnish investment advisory services with respect to the following series of the
Company: Govett Smaller Companies Fund (the "Fund"), and Subadviser is willing to accept such appointment on the terms and conditions set forth herein.

    NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

    1. APPOINTMENT. Advisor hereby appoints Subadviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Subadviser hereby accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

    2. DELIVERY OF DOCUMENTS. Advisor has furnished Subadviser with true and correct copies of each of the following:

        (a) the Company's Articles of Incorporation, as filed with the Secretary
    of  State  of  the  State  of  Maryland,  and  all  amendments  thereto   or
    restatements thereof;

        (b) the Company's Bylaws and all amendments thereto;

        (c) resolutions of the Company's Board of Directors authorizing the appointment of Subadviser and approving this Agreement;

        (d) the Company's Notification of Registration on Form N-8A under the 1940 Act, as filed with the Securities and Exchange Commission (the "SEC"), and all amendments thereto;

        (e)  the  most   recent  post-effective  amendment   to  the   Company's
    Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. 33-37783), and under the 1940 Act relating to the Fund, as filed with the SEC; and

        (f) the Company's current prospectus and statement of additional information for the Fund (such prospectus and statement of additional information, and all supplements thereto, are herein collectively referred to as the "Prospectus").

    Advisor will furnish Subadviser from time to time with copies of all amendments of or supplements to the foregoing.

    3. MANAGEMENT. Subject always to the supervision of the Company's Board of Directors and Advisor, Subadviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Fund and place all orders for the purchase and sale of securities, all on behalf of the Fund. In the performance of all its duties, Subadviser will satisfy its fiduciary duties to the Fund (as set forth in Section 7, below), and will monitor the Fund's investments, and will comply with the provisions of the Company's Articles of Incorporation and Bylaws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund set forth in the
Prospectus or in other written form, as such objectives, policies and restrictions may change from time to time. Each of Subadviser and Advisor will make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Subadviser will report to the Board of Directors and to Advisor with respect to the implementation and results of such policies.

    Subadviser further agrees that it:

        (a) will use the same skill and care in providing the services it is required to perform hereunder as it uses in providing services to other fiduciary accounts for which it has investment discretion;

        (b) will conform with all applicable rules and regulations of the SEC and in addition will conduct its activities under this Agreement in accordance with all applicable regulations of any governmental authority with jurisdiction over Subadviser's investment advisory activities hereunder;

        (c) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with a broker or dealer. In placing orders with brokers and dealers, Subadviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price. Consistent with this obligation, Subadviser may, in its discretion, purchase and sell portfolio securities through brokers who provide Subadviser with research, analyses, advice and similar services, and Subadviser may cause the Fund to pay to those brokers, in return for such research and analyses, a higher commission or spread than may be charged by other brokers, provided that Subadviser determines in good faith that such commission is reasonable in terms of either the particular transaction or Subadviser's overall responsibilities with respect to the accounts as to which Subadviser exercises investment discretion. In no instance will portfolio securities be purchased from or sold to Advisor, Subadviser, or the Company's principal underwriter (or from or to any affiliated person of any of the foregoing), or any affiliated person (as defined in the 1940 Act) of the Company, Advisor or Subadviser, except as may be permitted under the 1940 Act;

        (d) will report regularly to Advisor and to the Company's Board of Directors and will make appropriate persons available for the purpose of reviewing with representatives of Advisor and the Board of Directors on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategy of the Fund, the performance of the Fund in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace;

        (e) will maintain books and records with respect to the Fund's securities transactions and will furnish Advisor and the Board of Directors with such periodic and special reports as the Board of Directors or Advisor may request;

        (f) will treat confidentially and as proprietary information of the Company all records and other information relative to the Company or the Fund, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld if Subadviser may be subject to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Company; and

        (g) will receive the research and recommendations of Advisor with respect to the investment and reinvestment of the assets of the Funds.

    4. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Subadviser hereby agrees that all records which it maintains for the Fund are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. Subadviser may only delegate its responsibilities under this Section to affiliates that perform custody and/or fund accounting services for the Fund upon prior written approval by the Company.

    5. EXPENSES. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased or sold for the Fund.

    6. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement for the Fund, Advisor will pay to Subadviser, out of the advisory fees, any management fees and other revenue actually received by Advisor with respect to the Fund, and Subadviser agrees to accept as full compensation therefor a fee, computed daily and paid monthly in arrears, equal to the difference, if any, between (a) all advisory and management fees actually received by Advisor and all revenue actually received by Advisor under that certain Master Agreement dated September 1, 1994 (the "Master Agreement") among Advisor and various other parties (excluding all revenues payable to Van Kampen American Capital Distributors, Inc. under the Master Agreement) with respect to the Fund and (b) 0.10 percent per annum of the Fund's average daily net assets.

    7. SERVICES TO OTHERS. Advisor understands, and has advised the Company's Board of Directors, that Subadviser may in the future act as an investment advisor to fiduciary and other managed accounts, and as investment advisor, sub-investment advisor, and/or administrator to other investment companies. Advisor has no objection to Subadviser acting in such capacities, provided that on occasions when Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other investment advisory clients of Subadviser, Subadviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other advisory clients where such aggregation is not inconsistent with the policies set forth in the Prospectus. In such event, Subadviser shall allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner that is fair and equitable in Subadviser's judgment in the exercise of Subadviser's fiduciary obligations to the Fund and to such other advisory clients of Subadviser. Advisor recognizes, and has advised the Company's Board of Directors, that the persons employed by Subadviser to assist in Subadviser's duties under this Agreement will not devote their full time to providing such services and nothing contained in this Agreement will be deemed to limit or restrict the right of Subadviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

    8. LIMITATION OF LIABILITY. Advisor will not take any action against Subadviser to hold Subadviser liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Subadviser's duties under this Agreement, except for losses resulting from Subadviser's willful misfeasance, bad faith, or negligence in the performance of its duties under this Agreement.

    9. DURATION AND TERMINATION. This Agreement will become effective as to the Fund as of the date first written above, in accordance with the requirements of the 1940 Act and the SEC, and, unless sooner terminated as provided herein, will continue in effect until the first anniversary of the effective date of this Agreement.

    Thereafter, if not terminated, this Agreement will continue in effect for the Fund for successive periods of twelve (12) months each ending on of each year, provided such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Company's Board of Directors who are not interested persons of the Company, Subadviser, or Advisor, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Company's Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing (i) this Agreement may be terminated as to the Fund at any time on sixty (60) days' written notice by the vote of a majority of the Company's Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund without the payment of any penalty by the Fund, and (ii) this Agreement may be terminated as to the Fund at any time on sixty (60) days' written notice, subject to any Termination Payment required by this Section 9, by Advisor or by Subadviser. This Agreement will immediately terminate in the event of its assignment, or upon the termination of Advisor's investment management contract with the Company with respect to the Fund. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person," and "assignment" have the same meaning as given such terms by the 1940 Act.

    If, at any time, Subadviser no longer serves as the subadvisor to the Fund, except as provided below, Advisor shall pay Subadviser a cash fee (the "Termination Payment") determined as follows:

        (a) RELATED SUCCESSOR SUBADVISER. If an affiliated person (as defined in the 1940 Act) of either Advisor or Allied Irish Bank (in either case, an "Advisory Affiliate") serves as a successor subadvisor to the Fund, the Termination Payment shall be equal to the greater of (i) US $5 million and
    (ii) 150 percent of the total amount of the subadvisory fees received by Subadviser with respect to the Fund during the 12-month period immediately before the termination of this Agreement.

        (b) UNRELATED SUCCESSOR SUBADVISER. If an Advisory Affiliate does not serve as a successor subadvisor to the Fund, the Termination Payment shall be equal to the greater of (i) US $3.5 million and (ii) the total amount of the subadvisory fees received by Subadviser with respect to the Fund during the 12-month period immediately before the termination of this Agreement.

    Advisor shall not be obligated to pay Subadviser the Termination Payment under this Section 9 if:

        (u) an Advisory Affiliate does not serve as the investment advisor to the Fund at the time this Agreement is terminated;

        (v) this Agreement is terminated because of Subadviser's willful misfeasance, bad faith or gross negligence;

        (w) this Agreement is terminated because the Fund's performance, as measured by Lipper Analytical Services, Inc., has ranked in the bottom quartile of its appropriate classification for four consecutive calendar quarters;

        (x) Subadviser or its subsidiaries, affiliates, directors, officers, employees or agents engages in an action or omits to take an action that:
    (i) causes Subadviser to be disqualified to serve as the subadvisor to the Fund under Section 9(a) of the 1940 Act and the SEC does not grant an exemptive order under Section 9(c) thereof or (ii) causes the SEC to revoke or suspend the registration of Subadviser as an investment adviser with the SEC;

        (y) Subadviser materially breaches this Agreement and such material breach is not cured within twenty (20) calendar days after written notice thereof from Advisor to Subadviser; or

        (z) Subadviser voluntarily terminates this Agreement or this Agreement is assigned within the meaning of Section 15(a) of the 1940 Act and such assignment or successor subadvisory agreement with Subadviser is not approved by the shareholders of the Fund.

    Advisor  shall make any Termination Payment payable to Subadviser within ten
(10) business days after the termination of this Agreement.

    10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

    11. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their constructions or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors and will be governed by and construed in accordance with, the laws of the State of California.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                        JOHN GOVETT & CO. LIMITED

                        By:
                 ---------------------------------------------------------------
                           Title:

                        BERKELEY CAPITAL MANAGEMENT

                        By:
                 ---------------------------------------------------------------
                           Title:

                         PLEASE RETURN THIS PROXY TODAY!
                         YOUR PROMPT RESPONSE IS NEEDED
                             AND WILL BE APPRECIATED

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--------------------------------------------------------------------------------

                             THE GOVETT FUNDS, INC.
                        The Govett Emerging Markets Fund
                         Special Meeting of Shareholders
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Alice L. Schulman and Catherine Durso, or either of them, proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of The Govett Emerging Markets Fund to be held at the offices of The Govett Funds, Inc. at 650 California Street, San Francisco, California beginning at 10:00 a.m., Pacific Time, on Friday, February 23, 1996, or at any adjournment thereof, with respect to the matters set forth on the reverse side and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

                                   DATE:________________, 1996
                                   (If this account is owned by more than one
                                   person, all owners should sign.  Persons
                                   signing as executors, administrators,
                                   trustees or in similar capacities should so
                                   indicate.)
                                   ---------------------------------------------


                                   ---------------------------------------------
                                   (Please sign exactly as name appears at left)

                         PLEASE RETURN THIS PROXY TODAY!
                         YOUR PROMPT RESPONSE IS NEEDED
                             AND WILL BE APPRECIATED

            Please fold and detach card at perforation before mailing
--------------------------------------------------------------------------------

Please place an "X" in the desired box for each item.
Shares represented by this Proxy will be voted as directed by the shareholder. IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

1A. With respect to the proposal to approve a New Investment Management Contract between The Govett Funds, Inc., on behalf of The Govett Emerging Markets Fund, and John Govett & Co. Limited.

     FOR       AGAINST        ABSTAIN
     / /         / /            / /

2. / / GRANTING / / WITHHOLDING authority to vote for the election as Directors of all of the nominees listed below.
     Elliott L. Atamian, Sir Victor Garland, James M. Oates,
     Kevin J.T. Pakenham, and Frank R. Terzolo
     (Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

3. With respect to the proposal to ratify the selection of Price Waterhouse LLP as independent auditors of the Fund for the current fiscal year.

     FOR       AGAINST        ABSTAIN
     / /         / /            / /

4. In their discretion on such other matters as may properly come before the meeting or any adjournment thereof.



             PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.

                         PLEASE RETURN THIS PROXY TODAY!
                         YOUR PROMPT RESPONSE IS NEEDED
                             AND WILL BE APPRECIATED

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--------------------------------------------------------------------------------

                             THE GOVETT FUNDS, INC.
                          The Govett Global Income Fund
                         Special Meeting of Shareholders
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Alice L. Schulman and Catherine Durso, or either of them, proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of The Govett Global Income Fund to be held at the offices of The Govett Funds, Inc. at 650 California Street, San Francisco, California beginning at 10:00 a.m., Pacific Time, on Friday, February 23, 1996, or at any adjournment thereof, with respect to the matters set forth on the reverse side and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

                                   DATE:________________, 1996
                                   (If this account is owned by more than one
                                   person, all owners should sign.  Persons
                                   signing as executors, administrators,
                                   trustees or in similar capacities should so
                                   indicate.)
                                   ---------------------------------------------


                                   ---------------------------------------------
                                   (Please sign exactly as name appears at left)

                         PLEASE RETURN THIS PROXY TODAY!
                         YOUR PROMPT RESPONSE IS NEEDED
                             AND WILL BE APPRECIATED

            Please fold and detach card at perforation before mailing
--------------------------------------------------------------------------------

Please place an "X" in the desired box for each item.
Shares represented by this Proxy will be voted as directed by the shareholder. IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

1A. With respect to the proposal to approve a New Investment Management Contract between The Govett Funds, Inc., on behalf of The Govett Global Income Fund, and John Govett & Co. Limited.

     FOR       AGAINST        ABSTAIN
     / /         / /            / /

2. / / GRANTING / / WITHHOLDING authority to vote for the election as Directors of all of the nominees listed below.
     Elliott L. Atamian, Sir Victor Garland, James M. Oates,
     Kevin J.T. Pakenham, and Frank R. Terzolo
     (Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

3. With respect to the proposal to ratify the selection of Price Waterhouse LLP as independent auditors of the Fund for the current fiscal year.

     FOR       AGAINST        ABSTAIN
     / /         / /            / /

4. In their discretion on such other matters as may properly come before the meeting or any adjournment thereof.



             PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.

                         PLEASE RETURN THIS PROXY TODAY!
                         YOUR PROMPT RESPONSE IS NEEDED
                             AND WILL BE APPRECIATED

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--------------------------------------------------------------------------------

                             THE GOVETT FUNDS, INC.
                          The Govett Latin America Fund
                         Special Meeting of Shareholders
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Alice L. Schulman and Catherine Durso, or either of them, proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of The Govett Latin America Fund to be held at the offices of The Govett Funds, Inc. at 650 California Street, San Francisco, California beginning at 10:00 a.m., Pacific Time, on Friday, February 23, 1996, or at any adjournment thereof, with respect to the matters set forth on the reverse side and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

                                   DATE:________________, 1996
                                   (If this account is owned by more than one
                                   person, all owners should sign.  Persons
                                   signing as executors, administrators,
                                   trustees or in similar capacities should so
                                   indicate.)
                                   ---------------------------------------------


                                   ---------------------------------------------
                                   (Please sign exactly as name appears at left)

                         PLEASE RETURN THIS PROXY TODAY!
                         YOUR PROMPT RESPONSE IS NEEDED
                             AND WILL BE APPRECIATED

            Please fold and detach card at perforation before mailing
--------------------------------------------------------------------------------

Please place an "X" in the desired box for each item.
Shares represented by this Proxy will be voted as directed by the shareholder. IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

1A. With respect to the proposal to approve a New Investment Management Contract between The Govett Funds, Inc., on behalf of The Govett Latin America Fund, and John Govett & Co. Limited.

     FOR       AGAINST        ABSTAIN
     / /         / /            / /

2. / / GRANTING / / WITHHOLDING authority to vote for the election as Directors of all of the nominees listed below.
     Elliott L. Atamian, Sir Victor Garland, James M. Oates,
     Kevin J.T. Pakenham, and Frank R. Terzolo
     (Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

3. With respect to the proposal to ratify the selection of Price Waterhouse LLP as independent auditors of the Fund for the current fiscal year.

     FOR       AGAINST        ABSTAIN
     / /         / /            / /

4. In their discretion on such other matters as may properly come before the meeting or any adjournment thereof.



             PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.

                         PLEASE RETURN THIS PROXY TODAY!
                         YOUR PROMPT RESPONSE IS NEEDED
                             AND WILL BE APPRECIATED

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--------------------------------------------------------------------------------

                             THE GOVETT FUNDS, INC.
                        The Govett Smaller Companies Fund
                         Special Meeting of Shareholders
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Alice L. Schulman and Catherine Durso, or either of them, proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of The Govett Smaller Companies Fund to be held at the offices of The Govett Funds, Inc. at 650 California Street, San Francisco, California beginning at 10:00 a.m., Pacific Time, on Friday, February 23, 1996, or at any adjournment thereof, with respect to the matters set forth on the reverse side and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

                                   DATE:________________, 1996
                                   (If this account is owned by more than one
                                   person, all owners should sign.  Persons
                                   signing as executors, administrators,
                                   trustees or in similar capacities should so
                                   indicate.)
                                   ---------------------------------------------


                                   ---------------------------------------------
                                   (Please sign exactly as name appears at left)

                         PLEASE RETURN THIS PROXY TODAY!
                         YOUR PROMPT RESPONSE IS NEEDED
                             AND WILL BE APPRECIATED

            Please fold and detach card at perforation before mailing
--------------------------------------------------------------------------------

Please place an "X" in the desired box for each item.
Shares represented by this Proxy will be voted as directed by the shareholder. IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

1A. With respect to the proposal to approve a new Investment Management Contract between The Govett Funds, Inc., on behalf of The Govett Smaller Companines Fund, and John Govett & Co. Limited.

     FOR       AGAINST        ABSTAIN
     / /         / /            / /

1B. With respect to the proposal to approve a new Investment Subadvisory Agreement between John Govett & Co. Limited and Govett Asset Management Company.

     FOR       AGAINST        ABSTAIN
     / /         / /            / /

2. / / GRANTING / / WITHHOLDING authority to vote for the election as Directors of all of the nominees listed below.
     Elliott L. Atamian, Sir Victor Garland, James M. Oates,
     Kevin J.T. Pakenham, and Frank R. Terzolo
     (Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

3. With respect to the proposal to ratify the selection of Price Waterhouse LLP as independent auditors of the Fund for the current fiscal year.

     FOR       AGAINST        ABSTAIN
     / /         / /            / /

4. In their discretion on such other matters as may properly come before the meeting or any adjournment thereof.



             PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.

                         PLEASE RETURN THIS PROXY TODAY!
                         YOUR PROMPT RESPONSE IS NEEDED
                             AND WILL BE APPRECIATED

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--------------------------------------------------------------------------------

                             THE GOVETT FUNDS, INC.
                        The Govett Pacific Strategy Fund
                         Special Meeting of Shareholders
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Alice L. Schulman and Catherine Durso, or either of them, proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of The Govett Pacific Strategy Fund to be held at the offices of The Govett Funds, Inc. at 650 California Street, San Francisco, California beginning at 10:00 a.m., Pacific Time, on Friday, February 23, 1996, or at any adjournment thereof, with respect to the matters set forth on the reverse side and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

                                   DATE:________________, 1996
                                   (If this account is owned by more than one
                                   person, all owners should sign.  Persons
                                   signing as executors, administrators,
                                   trustees or in similar capacities should so
                                   indicate.)
                                   ---------------------------------------------


                                   ---------------------------------------------
                                   (Please sign exactly as name appears at left)

                         PLEASE RETURN THIS PROXY TODAY!
                         YOUR PROMPT RESPONSE IS NEEDED
                             AND WILL BE APPRECIATED

            Please fold and detach card at perforation before mailing
--------------------------------------------------------------------------------

Please place an "X" in the desired box for each item.
Shares represented by this Proxy will be voted as directed by the shareholder. IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

1A. With respect to the proposal to approve a New Investment Management Contract between The Govett Funds, Inc., on behalf of The Govett Pacific Strategy Fund, and John Govett & Co. Limited.

     FOR       AGAINST        ABSTAIN
     / /         / /            / /

2. / / GRANTING / / WITHHOLDING authority to vote for the election as Directors of all of the nominees listed below.
     Elliott L. Atamian, Sir Victor Garland, James M. Oates,
     Kevin J.T. Pakenham, and Frank R. Terzolo
     (Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

3. With respect to the proposal to ratify the selection of Price Waterhouse LLP as independent auditors of the Fund for the current fiscal year.

     FOR       AGAINST        ABSTAIN
     / /         / /            / /

4. In their discretion on such other matters as may properly come before the meeting or any adjournment thereof.



             PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.

                         PLEASE RETURN THIS PROXY TODAY!
                         YOUR PROMPT RESPONSE IS NEEDED
                             AND WILL BE APPRECIATED

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--------------------------------------------------------------------------------

                             THE GOVETT FUNDS, INC.
                       The Govett International Equity Fund
                         Special Meeting of Shareholders
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Alice L. Schulman and Catherine Durso, or either of them, proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of The Govett International Equity Fund to be held at the offices of The Govett Funds, Inc. at 650 California Street, San Francisco, California beginning at 10:00 a.m., Pacific Time, on Friday, February 23, 1996, or at any adjournment thereof, with respect to the matters set forth on the reverse side and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

                                   DATE:________________, 1996
                                   (If this account is owned by more than one
                                   person, all owners should sign.  Persons
                                   signing as executors, administrators,
                                   trustees or in similar capacities should so
                                   indicate.)
                                   ---------------------------------------------


                                   ---------------------------------------------
                                   (Please sign exactly as name appears at left)

                         PLEASE RETURN THIS PROXY TODAY!
                         YOUR PROMPT RESPONSE IS NEEDED
                             AND WILL BE APPRECIATED

            Please fold and detach card at perforation before mailing
--------------------------------------------------------------------------------

Please place an "X" in the desired box for each item.
Shares represented by this Proxy will be voted as directed by the shareholder. IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

1A. With respect to the proposal to approve a New Investment Management Contract between The Govett Funds, Inc., on behalf of The Govett International Equity Fund, and John Govett & Co. Limited.

     FOR       AGAINST        ABSTAIN
     / /         / /            / /

2. / / GRANTING / / WITHHOLDING authority to vote for the election as Directors of all of the nominees listed below.
     Elliott L. Atamian, Sir Victor Garland, James M. Oates,
     Kevin J.T. Pakenham, and Frank R. Terzolo
     (Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

3. With respect to the proposal to ratify the selection of Price Waterhouse LLP as independent auditors of the Fund for the current fiscal year.

     FOR       AGAINST        ABSTAIN
     / /         / /            / /

4. In their discretion on such other matters as may properly come before the meeting or any adjournment thereof.



             PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.